Rule 497(k)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust SMID Cap Rising Dividend Achievers ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Summary Prospectus

Dated March 3, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, effective March 21, 2025, the second and third paragraphs under the section entitled “Principal Investment Strategies” are hereby deleted in their entirety and replaced with the following:

“According to the Index Provider, the Index is designed to measure the performance of a selection of securities that have increased their dividend value over the previous three year and five year annual periods. The Index is comprised of four Sub-Portfolios. The Index’s security eligibility criteria are evaluated within each Sub-Portfolio to determine which securities qualify for Index inclusion. According to the Index Provider, to be eligible for inclusion in the Index, a security must be a component of the Nasdaq US Mid Cap™ Index or the Nasdaq US Small Cap™ Index, not be classified as a Mortgage Real Estate Investment Trust or Real Estate Investment Trust at the sector level according to the Industry Classification Benchmark (“ICB”), and meet the size and liquidity requirements of the Index in addition to the following criteria:

•	have paid a dividend in the trailing twelve-month period greater than the dividend paid in the trailing twelve-month period three and five years prior;
•	have a positive earnings per share in the trailing twelve-month period greater than the earnings per share in the trailing twelve-month period three years prior;
•	have a cash-to-debt ratio greater than 25%; and
•	have a trailing twelve-month period payout ratio (trailing twelve-month dividends per share divided by trailing twelve-month earnings per share) no greater than 65%.

According to the Index Provider, one security per company is permitted for each Sub-Portfolio. If a company has multiple securities, the security with the highest three-month average daily value traded generally is considered for possible inclusion in the Sub-Portfolio. The Index may include multiple securities from the same company. Each Sub-Portfolio is reconstituted annually during its designated Index reconstitution quarter. If a company has a combined weight of 1.2% or more from the Sub-Portfolios no t undergoing an Index reconstitution, and the free float market capitalization of the company is below the median free float market capitalization of all companies in the Index, the company will be ineligible for inclusion in the reconstituting Sub-Portfolio. During each Sub-Portfolio’s reconstitution, the securities that meet the eligibility thresholds are ranked by five year dollar dividend increase in descending order, current dividend yield in descending order and payout ratio in ascending order. The resulting ranks are aggregated into a single combined rank with up to 125 securities with the lowest (most favorable) combined ranks selected for inclusion in the Index. In the event of a tie, the security with the higher dividend yield is given priority. If an ICB industry is represented by more than 37 securities, the industry’s highest-ranked component is removed from the selection of up to 125 securities and is replaced with the next-ranked eligible security not from that industry. If the Nasdaq US Mid CapTM Index or the Nasdaq US Small CapTM Index is represented by more than 93 securities, the highest-ranked component is removed from the selection of up to 125 securities and is replaced with the next-ranked eligible security from the other index. The selected securities for the reconstituting Sub-Portfolio are equally weighted and then combined with the Sub Portfolios not undergoing a reconstitution to form the Index. Additionally, the Index is rebalanced annually in March so that each of the four Sub-Portfolios is equally weighted among each other, each representing 25% of the total Index weight. If an Index security is present in multiple Sub-Portfolios, its combined weight across these Sub-Portfolios is used in the Index.”

Additionally, the first sentence in the fourth paragraph under the section entitled “Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

“Each Sub-Portfolio is reconstituted and rebalanced annually, resulting in at least a part of the Index being reconstituted and rebalanced each quarter and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.”

Lastly, the second sentence in the section entitled “Additional Information on the Funds’ Investment Objectives and Strategies – Nasdaq US Small Mid Cap Rising Dividend Achievers™ Index” is hereby deleted in its entirety and replaced with the following:

“The Index is comprised of four Sub-Portfolios which are reconstituted and rebalanced annually, resulting in at least a part of the Index being reconstituted and rebalanced each quarter in March, June, September and December.”

Please Keep this Supplement with your Fund Prospectus and Summary Prospectus for Future Reference